Amended and Restated
                               Security Agreement

THIS AGREEMENT is made this 28th day of January, 2000, between First Union National Bank (successor by merger to CoreStates Bank, N.A.), for itself and as administrative agent for the "Lenders" (the "Bank"), and Vermont Pure Holdings, Ltd. (the "Debtor").

     1. DEFINITIONS. As used herein and in any separate agreement between the Bank and the Debtor in connection with this Agreement.

          (a) "Account" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance including all rights to payment under a charter or other contract involving the use or hire of a vessel and all rights incident to such charter or contract.

          (b) "Qualified Account" means any Account meeting all the following specifications: (i) it is lawfully owned by the Debtor and subject to no lien, security interest or prior assignment, and the Debtor has the right of assignment thereof and the power to grant a security interest therein; (ii) it is a valid and enforceable Account, representing the undisputed indebtedness of an Account Debtor to the Debtor; (iii) it is not subject to any defense, set-off, counter-claim, credit, allowance or adjustment;
               (iv) no substantial part of any goods, the sale of which has given rise to the Account, has been returned, rejected, lost or damaged; (v) if it arises from the sale of goods by the Debtor, such sale was an absolute sale and not on consignment or on approval or on a sale or return basis nor subject to any other repurchase or return agreement, and such goods have been shipped to the Account Debtor; (vi) if it arises from the performance of services, such services have actually been performed; (vii) it arose in the ordinary course of the Debtor's business; (viii) no notice of the Bankruptcy, receivership, reorganization, insolvency, or financial embarrassment of the Account Debtor has been received; (ix) the Account Debtor is not a subsidiary or affiliate of the Debtor, does not control the Debtor, and is not under the control of or under common control with the Debtor; and
               (x) the Account meets such other specifications and requirements which may from time to time be established by the Bank.

          (c) "Account Debtor" means the Person who is obligated on an Account or General Intangible.

          (d) "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.

          (e) "Collateral" means (i) all of the Debtor's Inventory now owned or hereafter acquired; (ii) all of the Debtor's Documents of Title now owned or hereafter acquired; (iii) all of the Debtor's Accounts now existing or hereafter arising; (iv) all of the Debtor's Farm Products now existing or hereafter arising; (v) all of the Debtor's Investment Property, General Intangibles, Chattel

               Paper and Instruments now existing or hereafter acquired or arising; (vi) all guarantees of the Debtor's existing and future Accounts and General Intangibles and all other security held by the Debtor for the payment or satisfaction thereof; (vii) the goods or the services, the sale or lease or performance of which gave rise to any Account or General Intangible of the Debtor, including any returned goods; (viii) all of the Debtor's
               Equipment now owned or hereafter acquired; (ix) any balance or share belonging to the Debtor of any deposit, agency or other account with any bank and any other amounts which may be owing from time to time by any bank to the Debtor;(x) all property of any nature whatsoever of the Debtor now or hereafter in the possession of or assigned or hypothecated to the Bank for any purpose; (xi) all of the Debtors rights, privileges and licenses relating to springs, spring rights, water rights and rights to extract water from any property; and (xii) all Proceeds of all of the foregoing, including all Proceeds of other Proceeds.

          (f) "Debtor" means the Person who executes this Agreement as such. The Debtor may be either a borrower from the Bank or a guarantor of the indebtedness of another to the Bank, and in either case is the Person obligated to pay the Liabilities secured hereby.

          (g) "Document of Title" means a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

          (h) "Equipment" means tangible personal property held by the Debtor for use primarily in business and includes equipment, machinery, furniture, fixtures, dies, tools, and all accessories and parts now or hereafter affixed thereto.

          (i) "Farm Products" means crops or livestock or supplies used or produced in farming operations or products of crops or livestock in their unmanufactured states (such as ginned cotton, woolclip, maple syrup, milk and eggs), if they are in the possession of a Debtor engaged in raising, fattening, grazing or other farming operations.

          (j) "General Intangibles" means personal property of every kind and description of Debtor other than goods, Accounts, Chattel Paper, Documents of Title, Instruments and money, and includes without limitation choses in action, books, records, customer lists, tax, insurance and other kinds of refunds, patents, trademarks, copyrights, trade names, plans, licenses and other rights in personal property.

          (k) "Instrument" means a negotiable instrument or a security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is, in ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

          (l) "Inventory" means tangible personal property held by the Debtor for sale or lease or to be furnished under contracts of service, tangible personal property which the Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in Debtor's business, and shall include tangible personal property represented by Documents of Title. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.

          (m) "Investment Property" has the meaning given to that term in the Pennsylvania Uniform Commercial Code.

          (n)  "Lenders"  has  the  meaning  given  to  that  term  in the  Loan
               Agreement and includes, as of the date of this Security Agreement, First Union National Bank and KeyBank National Association.

          (o) "Liabilities" means the "Obligations", as defined in the Loan Agreement.

          (p) "Loan Agreement" means that certain Amended and Restated Credit Agreement dated of even date between Vermont Pure Holdings, Ltd. and Vermont Pure Springs, Inc., as Borrowers, and First Union
               National Bank, as Lender and administrative agent for the Lenders, as the foregoing agreement may be amended, restated, modified or supplemented from time to time.

          (q) "Person" means an individual, a corporation, a government or governmental subdivision or agency or instrumentality, a business trust, an estate, a trust, a partnership, a cooperative, an association, two or more Persons having a joint or common interest, or any other legal or commercial entity.

          (r) "Proceeds means whatever is received when Collateral is sold, exchanged, collected or otherwise disposed of, including without limitation insurance proceeds.

     2. SECURITY INTEREST IN COLLATERAL. As Security for the payment of the Liabilities the Debtor hereby assigns to the Bank and grants to the Bank, and confirms its prior assignment and granting of, a lien upon and security interest in the Collateral. Without the written consent of the Bank, the Debtor will not create, incur, assume or suffer to exist any other liens or security interests in the Collateral, except the liens and encumbrances disclosed in the financial statements mentioned in Section 6.1(o) of the Loan Agreement, or set forth on the schedule attached as Schedule 10.3 to the Loan Agreement.

     3. COLLECTION OF ACCOUNTS. The Bank hereby authorizes the Debtor to collect all Accounts from the Account Debtors. The Proceeds of Accounts so collected b y the Debtor shall be received and held by the Debtor in trust for the Bank. After a default hereunder, the Debtor shall deliver to the Bank within one day of the receipt thereof by the Debtor all Proceeds in the form of cash, checks, drafts, notes and other remittances received in payment of or on account of any of the Debtor's Accounts. Such proceeds shall be deposited in a special non-interest bearing bank account (the "Cash Collateral Account") maintained with the Bank over which the Bank alone shall have power of withdrawal. All Proceeds other than cash shall be deposited in precisely the form in which received, except for the addition thereto of the endorsement of the Debtor when necessary to permit collection of the items, which endorsement the Debtor agrees to make. The Debtor will not commingle any such Proceeds with any of the Debtor's other funds or property but will hold them separate and apart from any other funds or property and upon an express trust for the Bank until deposit thereof is made in the Cash Collateral Account. Periodically, at the Bank's discretion, the Bank will apply all or any part of the collected Proceeds of Accounts on deposit in the Cash Collateral Account to the payment in full or in part of such of the Liabilities and in such order as the Bank may elect. The authority hereby given to the Debtor to collect the Proceeds of Accounts in trust for the Bank may be terminated by the Bank at any time. The Bank shall have the right at any time, acting if it so chooses in the Debtor's name, to collect the Debtor's accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, to institute legal action for the collection of any Account, and to do all acts and things necessary or incidental thereto. The Debtor hereby ratifies all that the Bank shall do by virtue hereof. The Bank may at any time, after default hereunder, without notice to the Debtor, notify any Account Debtor that the Account payable by such Account Debtor has been assigned to the Bank and is to be paid directly to the Bank. At the Bank's request the Debtor shall so notify Account Debtors and shall indicate on all billings to Account Debtors that payments thereon are to be made to the Bank. Without the written consent of the Bank, the Debtor shall not compromise, discharge, extend the time for payment of or otherwise grant any indulgence or allowance with respect to any Account, except for immaterial discounts, credits, rebates or reductions in the ordinary course of business consistent with past practice.


     4. PROCESSING AND SALES OF INVENTORY. So long as the Debtor is not in default hereunder, the Debtor shall have the right, in the regular course of its business, to process and sell its Inventory.

     5.   OTHER  AGREEMENTS  OR DEBTOR.

          (a) The Debtor shall keep complete and accurate books and records and make all necessary entries therein to reflect the quantities, costs, values and location of its Inventory and Equipment, and the transactions and facts giving rise to its Accounts and General Intangibles and all payments, credits and adjustments applicable thereto. The Debtor shall keep the Bank fully and accurately informed as to the location of all such books and records pertaining to the Collateral and shall permit the Bank's agents to have access to the same extent as set forth in Section
               8.11 of the Loan Agreement, to all such books and records and any other records pertaining to the Debtor's business which the Bank may request and, if deemed necessary by the Bank, after a default hereunder, to remove them from the Debtor's place of business or any other place where the same may be found for the purpose of examining, auditing and copying the same. Any of the Debtor's books and records so removed by the Bank's agents shall be returned to the Debtor by the Bank as soon as the Bank shall have completed its inspection, audit or copying thereof. The Bank shall have the right to communicate with Account Debtors and Debtor's accountant to the extent reasonably necessary to verify account balances and any information provided by the Debtor. The Bank's right to take possession of the Debtor's books and records pertaining to the Collateral shall be enforceable at law by action of replevin or by any other appropriate remedy at law or in equity, and the Debtor consents to the entry of judicial orders or injunctions enforcing such right without any notice to the Debtor or any opportunity to be heard.

          (b) In the event that any lien, assessment or tax liability against the Debtor shall arise, whether or not entitled to priority over the security interest of the Bank created hereby, the Debtor shall give prompt notice thereof in writing to the Bank. The Bank shall have the right (but shall be under no obligation) to pay nay tax or other liability of the Debtor deemed by the Bank to affect its interest. The Debtor shall repay to the Bank any sums which the Bank shall have so paid, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. In addition, the Bank shall be subrogated to the extent of the payment made by it to all rights of the recipient of such payment against the assets of the Debtor. The Debtor shall furnish to the Bank at such times as the Bank may reasonably require proof satisfactory to the Bank of the making of payments or deposits required by applicable law with respect to amounts withheld by the Debtor from wages and salaries of employees and amounts contributed by the Debtor on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act. The Debtor represents, warrants and agrees that, in respect to all employee pension or other benefit plans maintained by the Debtor or any of its subsidiaries, the Debtor is in full compliance, and will continue to comply fully, with the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations adopted thereunder or pursuant thereto. The Debtor continuously represents and warrants to the Bank that all Collateral consisting of goods has been and will continue to be produced in compliance with the requirements of the Fair Labor Standards Act, including Sections 206 and 207 thereof, and will immediately notify Bank if Debtor has any reason to believe otherwise.

          (c) If any of the Debtor's Accounts or General Intangibles arises out of a contract with the United States or any department, agency or instrumentality thereof, the Debtor will immediately notify the Bank thereof in writing and execute any instruments and take any steps required by the Bank in order that the security interest of the Bank hereunder in the Debtor's General Intangibles under such contract and in all Accounts arising thereunder and in the Proceeds thereof shall be perfected under the provisions of the Federal Assignment of Claims Act.

          (d) If any of the Debtor's Accounts is or becomes evidenced by a promissory note, a trade acceptance or any other instrument for the payment of money, the Debtor will promptly deliver such instrument to the Bank appropriately endorsed to the Bank's order. Regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.


          (e) The Debtor will keep its Inventory and Equipment insured against such casualties and in such amounts as the Bank shall reasonably require. All insurance policies shall be written for the benefit of the Debtor as the insured, and shall name the Bank as loss payee, and such policies shall be delivered to and held by the Bank. All such policies of insurance shall provide for at least ten days' advance notice in writing to the Bank of any cancellation thereof, and shall insure Bank notwithstanding the act or neglect to act of Debtor. If the Debtor fails to pay the premiums on any such insurance, the Bank shall have the right (but shall be under no obligation) to pay such premiums for the Debtor's account. The Debtor shall repay to the bank any sums which the Bank shall have so paid, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. The Debtor hereby assigns to the Bank any return or unearned premium which may be due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay to the Bank any amounts so due. The Debtor's rights to receive payment of such return or unearned premiums and the proceeds of any such insurance are included in the Liabilities. The Debtor hereby assigns to the Bank any return or unearned premium which may be due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay to the Bank any amounts so due. The Debtor's rights to receive payment of such return or unearned premiums and the proceeds of any such insurance are included in the Accounts and General Intangibles which are hereby subjected to a security interest.

          (f) The Debtor will maintain the equipment in good condition and repair (subject to ordinary wear and tear) and will pay the cost of repairs to or maintenance of the same and will not permit anything to be done that may impair the value of the Equipment.


          (g) Upon default hereunder, the Bank shall have the right to take possession of any Inventory and the Debtor hereby assigns tot he Bank its right of stoppage in transit with respect to any Inventory. All costs of transportation, packing, storage and insurance of any Inventory which the Bank may take into its possession shall be promptly repaid to the Bank by the Debtor, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the
               Liabilities  (or the  highest  such  rate,  if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. If any oft he Debtor" Inventory is or becomes represented by a Document of Title, the Bank may require that such Document of Title be in such form as to permit the Bank or anyone to whom the Bank may negotiate the same to obtain delivery of the Inventory represented thereby, and that it b delivered into the possession of the Bank.

          (h) At such intervals as the Bank may require, the Debtor shall submit to the Bank a schedule reflecting in form and detail reasonably satisfactory to the Bank the quantities, cost and value of its Inventory and Equipment, and the amounts of all its outstanding Accounts and the amount of the Accounts which are Qualified Accounts and the value of all its General Intangibles. The Bank may also require the Debtor to submit to the Bank copies of the invoices pertaining to all or any of its Accounts and evidence of shipment of the Inventory the sale or leasing of which have given rise to such Accounts.

          (i) The Debtor shall promptly notify the Bank of any event causing deterioration, loss or depreciation in value of any substantial portion of the Debtor's Inventory and Equipment and the amount of such loss or depreciation. The Debtor shall permit the Bank's agents to have access to its Inventory and Equipment from time to time, as reasonably requested by the Bank, or at any time after a default hereunder, for purposes of examination, inspection, and appraisal thereof and verification of the Debtor's records pertaining thereto. Upon default by the Debtor, the Debtor shall assemble the Inventory and Equipment and make them available to the Bank at such place as may be designated by the Bank which is reasonably convenient to both parties. At the request of the Bank, the Debtor shall lease warehousing space in the Debtor's own premises to the Bank for the purpose of taking any Inventory into the custody of the Bank without removal thereof from such premises and will erect such structures and post such signs as the Bank may require in order to place such Inventory under the exclusive control of the Bank.

          (j) The Debtor will promptly notify the Bank (i) of any material adverse change in the Debtor's financial condition or in the
               financial   condition   of   any   Account   Debtor   or  in  the
               collectibility of any of its Accounts, (ii) of all claims, rejections, returns and adjustments which may result in a reduction of the liability of any Account Debtor on an Account, and which have a material adverse effect on Debtor's financial condition, and (iii) of any Qualified Account which shall cease for any reason to meet the specifications fixed hereby for Qualified Accounts.

          (k) The Debtor warrants that the Debtor's chief executive office and all of its offices where it keeps its records concerning the Collateral, all locations at which it keeps its Inventory and Equipment and all locations at which it maintains a place of business are listed in Section 18 hereof. Debtor further warrants that Debtor has no plans for the removal of the Collateral to any location not set forth in Section 18. The Debtor shall promptly notify the Bank in writing of any change in the Debtor's name, chief executive office or the location of the Debtor's records, of any change in the location of the Collateral, of any change in the location of any place of business and of the establishment of any new place of business. If any of the Collateral or any of the Debtor's records concerning the Collateral are at any time to be located on premises leased by the Debtor or on premises owned by the Debtor, subject to a mortgage or other lien, the Debtor shall obtain and deliver to the Bank, prior to the delivery of any Collateral or records concerning the Collateral to said premises, an agreement in form satisfactory to the Bank, waiving the landlord's or mortgagee's or lienholder's rights to enforce any claim against the Debtor for moneys due under the lease, mortgage or other lien by levy of distraint or other similar proceedings against the Collateral or the Debtor's records concerning the Collateral and assuring the Bank's ability to have access to the Collateral and the Debtor's records concerning the Collateral in order to exercise its rights hereunder to take possession thereof.

          (l) The Debtor shall pay to the Bank on demand, with interest at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum, any and all expenses (including reasonable attorney's fees and legal expenses, filing fees, searches and termination costs), which may have been incurred by the Bank (i) to enforce payment of any Account or to enforce any General Intangibles or to enforce any of the Liabilities, whether as against an Account Debtor, the Debtor or any guarantor or surety of any Account Debtor or of the Debtor; or (ii) in the enforcement, prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Liabilities, the Collateral or any of the Bank's rights therein or thereto; (iii) in connection with the custody, preservation, use, operation, preparation for sale or sale of any Collateral; or (iv) in connection with preparation and completion of this Agreement and any and all related agreements and consummation of the financing arrangements described herein and any modification or extension hereof; or (v) with respect to the enforcement, protection or preservation from time to time of the Bank's rights under this Agreement or with respect the Collateral. The Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities and is secured by the Collateral.

          (m) The Debtor shall provide the Bank with all financial statements or other financial documents as and when required under this Loan Agreement. The Debtor further covenants and agrees to execute from time to time any and all agreements and documents (including financing statements) which the Bank may request in order to perfect its lien on the Collateral and otherwise carry out the provisions of this Agreement. The Debtor further authorizes the Bank to file a carbon, photographic or other reproduction of this Agreement or a financing statement previously filed under this Agreement as a financing statement in any jurisdiction. If certificates of title are issued or outstanding with respect to any of the Collateral, the Debtor will cause the security interest of the Bank to be properly noted thereon and will promptly deliver such certificates to the Bank.

          (n) Without the prior written consent of the Bank, the Debtor shall not sell or otherwise dispose of its Equipment, other than dispositions made in the ordinary course of business of obsolete or worn out equipment, and, except in the ordinary course of business, the Debtor shall not sell or dispose of its Inventory.

     6.   ENVIRONMENTAL  MATTERS.

          (a) As used in this Agreement, the following terms shall have the following meanings: (i) "Environmental Laws" means any and all applicable federal, state and local environmental laws, rules and regulations whether now or existing or hereafter enacted together with all amendments, modifications and supplements thereof; and
               (ii) "Hazardous Materials" means any contaminants, hazardous substances, regulated substances, or hazardous wastes which may be the subject of liability pursuant to any Environmental Law.


          (b) The Debtor represents and warrants that to the best of its knowledge, no property owned or leased by the Debtor or any subsidiary of the Debtor is in violation of any Environmental

               Laws, no Hazardous Materials are present on said property in violation of any Environmental Law and neither the Debtor nor nay subsidiary of the Debtor has been identified in any litigation, administrative proceedings or investigation as a responsible party for any liability under and Environmental Laws.

          (c) The Debtor shall not use, generate, treat, store, dispose of or otherwise introduce, or permit any subsidiary to use, generate, treat, store, dispose of or otherwise introduce, any Hazardous Materials into or on any property owned or leased by the Debtor, and will not, and will not permit any subsidiary to, cause, suffer, allow or permit anyone else to do so, except in an environmentally safe manner through methods which have been approved by and meet all of the standards of the federal Environmental Protection Agency and any other federal, state or local agency with authority to enforce Environmental Laws. The Debtor hereby agrees to indemnify, reimburse, defend and hold harmless the Bank and its directors, officers, agents and employees ("Indemnified Parties") for, from and against all demands, liabilities, damages, costs, claims, suits, actions, legal or administrative proceedings, interest, losses, expenses and reasonable attorney's fees (including any such fees and expenses incurred in enforcing this indemnity) asserted against, imposed on or incurred by any of the Indemnified Parties, directly or indirectly pursuant to or in connection with the application of any Environmental Law, to acts or omissions occurring at any time on or in connection with any property owned or leased by the Debtor or any subsidiary of the Debtor or any business conducted thereon.

     7. DEFAULT. The Debtor shall be in default hereunder upon the occurrence of any "Event of Default" as defined in the Loan Agreement (after the expiration of any applicable notice and cure periods).

     8. ACCELERATION AND ENFORCEMENT RIGHTS. Whenever the Debtor shall be in default as aforesaid, (i) the Bank may declare the entire unpaid amount of such of the Liabilities as are not then due and payable to become immediately due and payable without notice to or demand on any Obligor; and (ii) the Bank may at its option exercise from time to time nay or all rights and remedies available to it under the Uniform Commercial Code or otherwise available to it, including the right to collect, receipt for, settle, compromise, adjust, sue for, foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at public or private sale(s) or other proceedings, with or without advertisement, and the Debtor agrees that the Bank or its nominee may become the purchaser at any such sale(s). Bank shall have the unconditional right to retain and obtain the full benefit of all Collateral until all Liabilities of the Debtor to the Bank are paid and satisfied in full. If nay notification of intended disposition of the Collateral is required by law, such notice shall be deemed reasonable fi mailed at least 10 days before such disposition addressed to the Debtor at its Address shown herein. If any Note secured hereby is payable on demand, Bank's right to require payment shall not be restricted or impaired by the absence, non-occurrence or waiver of an Event of Default, and it is understood that if such Note is payable on demand, the Bank may require payment at any time.

     9. APPLICATION OF COLLATERAL. The Proceeds of any Collateral received by the Bank at any time before or after default, whether from sale or Collateral or otherwise, may be applied to the payment in full or in part of such of the Liabilities and in such order as the Bank may elect. The Debtor, to the extent that it has any right, title or interest in any of the Collateral, authorized Bank to proceed against the Collateral in nay order that Bank may determine and waives and releases any right to require the Bank to collect any of the Liabilities from any source other than from the Collateral under any theory of marshalling of assets, or otherwise, and specifically authorizes the Bank to proceed against any of the Collateral in which the Debtor has a right, title or interest with respect to any of the Liabilities in any manner that the Bank may determine.

     10. POWER OF ATTORNEY. The Debtor does hereby appoint any officer or agent of the Bank as the Debtor's true and lawful attorney-in-fact, with power to endorse the name of the Debtor upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into possession of Bank; to sign and endorse the name of the Debtor upon any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Account Debtors, assignments, verifications and notices in connection with Accounts, and any instruments or documents relating thereto or to the Debtor's rights therein; and to give written notice to such office and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to the Debtor may be delivered directly to Bank (Bank will return all mail not related to the Liabilities or the Collateral); granting unto Debtor's said attorney full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as Debtor might or could do, and hereby ratifying all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and all transactions hereunder.

     11. TERM. The term of this Agreement shall commence with the date hereof and end upon the full and final payment of the Liabilities, and the Bank shall deliver to Debtor, at the Debtor's request, such of the Collateral as shall not have been sold or otherwise disposed of pursuant to this Agreement or the Loan Agreement.

     12. SUCCESSORS AND ASSIGNS. All provisions herein shall inure to, and become binding upon, the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties, provided, however, that this Agreement shall not be assignable by the Debtor without the prior written approval of the Bank.

     13. THE DEBTOR'S AUTHORITY AND CAPACITY, ETC. The Debtor represents and warrants that the Bank is obtaining and shall maintain at all times a first lien on all of the Collateral, except as disclosed by the financial statements mentioned in Section 6.1(o) of the Loan Agreement or as set forth on the Schedule attached as Schedule 10.3 to the Loan Agreement. If the Debtor is a corporation, the Debtor further represents and warrants that it is duly organized, validly in existence and in good standing in its state of incorporation and any other state where the nature or extent of its business requires qualification, that the execution and performance by the Debtor of this Agreement and any related agreements is authorized by the Debtor's Board of Directors and does not violate the Articles of Incorporation or By-Laws of the Debtor or any other Agreement or contract by which the Debtor is bound. The Debtor represents and warrants that this Agreement is the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms.

     14. CONSENT TO JURISDICTION AND VENUE. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE THE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON ITS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

     15. WAIVER OF JURY TRIAL. EACH UNDERSIGNED PARTY HEREBY WAIVES, AND THE BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS AGREEMENT.

     16. MISCELLANEOUS. The construction and interpretation of this Agreement and all agreements shall be governed by the laws of the Commonwealth of Pennsylvania. No modification hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought. If any provision of this Agreement is determined to be unenforceable or invalid, such determination shall not affect or impair the remaining provisions of the Agreement. No rights are intended to be created hereunder for the benefit of any third party beneficiary hereof. The individual signatory(ies) on behalf of the Debtor represents that he(they) is(are) authorized to execute this Agreement on behalf of the Debtor. This Agreement supplements the Debtor's obligations under any promissory notes or separate agreements with the Bank. This Security Agreement amends and restates, but does not supercede the Liabilities or other obligations of the Debtor under, that previous security agreement executed and
          delivered  by  the    Debtor    to    CoreStates     Bank,    N.A.,
          predecessor-in-interest to First Union National Bank on or about April 8, 1998.

     17. LOCATIONS OF DEBTOR. The Debtor represents and warrants that the following addresses (together with any additional addresses which may be shown on any attached schedule) correctly set forth all of the locations where the Debtor maintains a place of business, its records or the Collateral.

          Chief Executive Office:

               Route66, Paramount Industrial Park,
               Randolph, Vermont 05060

          Other Locations: None.

     18. NAME OF DEBTOR. The Debtor represents and warrants that the name of the Debtor shown on this Agreement is the correct, full legal name of the Debtor and that the Debtor has not at any time changed its name, identity or corporate structure, been the surviving corporation in a merger, acquired any other business, or engaged in business under an assumed name or trade name except as set forth below.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto under seal and intending to be legally bound on the day and year first above written.

                                        First Union  National Bank  (successor
                                        by merger to CoreStates Bank, N.A.), for itself and as administrative agent for the "Lenders"


VERMONT PURE HOLDINGS, LTD.
-------------------------------------  By--------------------------------------
(Name of Corporate or Partnership        (Signature)
 Debtor)


By-----------------------------------  ----------------------------------------
  Timothy Fallon, Chief Executive      David W. Mills, Vice President
  Officer and President


-------------------------------------  Address
 Bruce MacDonald, Chief Financial
 Officer and Secretary